Ivy Funds

Supplement dated October 30, 2015 to the

Ivy Funds Prospectus

dated July 31, 2015

Effective October 30, 2015, LaSalle Investment Management Securities, LLC is the sole investment subadviser to Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund. All references to LaSalle Investment Management Securities, B.V., as well as all references to LaSalle BV or LaSalle B.V., are removed from this Prospectus. In addition, all references to LaSalle US and LaSalle Securities are changed to LaSalle.

The following replaces the “Ivy Global Growth Fund” bullet point of the “The Management of the Funds — Management Fee” section on page 216:

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Ivy Global Growth Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.70% of net assets over $3 billion and up to $5 billion; 0.695% of net assets over $5 billion and up to $10 billion; and 0.69% of net assets over $10 billion.

Supplement	Prospectus	1